UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22485

Exact name of registrant as specified in charter:	Aberdeen Income Credit Strategies Fund

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2018

Item 1 – Reports to Stockholders –

The Report to Shareholders is attached herewith.

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IMPORTANT INFORMATION

Aberdeen Standard Investments is a brand of the investment businesses of Aberdeen Asset Management and Standard Life Investments.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results.

In the United States, Aberdeen Asset Management (AAM) is the marketing name for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd, Aberdeen Asset Management Asia Ltd and Aberdeen Capital Management, LLC. Excluding Aberdeen Capital Management LLC, each of these advisers are wholly owned by Standard Life Aberdeen Plc. Aberdeen Capital Management, LLC is a wholly-owned subsidiary of Aberdeen Asset Management Inc.

Ref: US-260618-67553-2

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report, which covers the activities of Aberdeen Income Credit Strategies Fund (the “Fund”), for the six-month period ended April 30, 2018. The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation.

Total Investment Return

For the six-month period ended April 30, 2018, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund are as follows:

NAV*	4.7%
Market Price*	0.1%

*assuming the reinvestment of dividends and distributions

The Fund’s total return is based on the reported NAV on each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance please see page 3 Report of the Investment Adviser.

NAV, Share Price and Discount

	NAV	Price	Discount
4/30/2018	$15.17	$13.91	8.3%
10/31/2017	$15.25	$14.62	4.1%

Revolving Credit Facility

The outstanding balance on the Fund’s revolving credit facility with The Bank of Nova Scotia as of April 30, 2018 was $83,000,000. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund.

Open Market Repurchase Program

On March 17, 2011, the Board approved a share repurchase program for the Fund. Under the repurchase program, the Fund is authorized to make open market purchases of its Common Shares as a measure to reduce any discount from net asset value in the market price of the Common Shares. The program authorizes the Fund to repurchase up to 10% of its outstanding Common Shares in any calendar year. The Fund is not required to make any such repurchases and there can be no assurances that it will. There also can be no assurances that any such repurchases would have the effect of reducing any discount from net asset value in the market price of the Common Shares. The Fund’s ability to make repurchases will also be subject to regulatory requirements and to the Fund’s ability to liquidate portfolio investments to raise cash for such repurchases. For the six-months ended April 30, 2018 and the fiscal year ended October 31, 2017, the Fund did not make any share repurchases.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual report to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Aberdeen Income Credit Strategies Fund	1

Letter to Shareholders (unaudited) (concluded)

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenacp.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other Fund literature.

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Yours sincerely,

Christian Pittard
President

All amounts are U.S. Dollars unless otherwise stated.

2	Aberdeen Income Credit Strategies Fund

Report of the Investment Adviser (unaudited)

Market review

Global high-yield markets, as measured by the ICE Bank of America Merrill Lynch (BofA ML) Global High Yield Constrained Index1, saw a modest decline of 0.21% for the six-month period ended April 30, 2018. During a period in which rising U.S. Treasury yields hampered returns, the relatively short average duration and higher yields of the asset class served to absorb much of the impact. The global high-yield market fared considerably better than the five-year Treasury2 and U.S. investment-grade markets, which returned -2.29% and -2.34%, respectively, for the reporting period.

There were several major events which captured investors’ attention during the period. The U.S. Federal Reserve (Fed) increased its benchmark interest rate in both December 2017 and March 2018, and the consensus market opinion is that it remains on course for potentially two further hikes over the remainder of the 2018 calendar year. U.S. tax reform, which was supported by President Donald Trump and enacted by Congress in December 2017, was initially met with some euphoria in risk assets. However, as the pace of the sell-off in Treasuries accelerated, investors became concerned that the tax cuts could cause the economy to overheat, and towards the end of January 2018, U.S. equities declined and credit spreads widened.

U.S. economic data softened slightly during the first quarter of 2018, but remain at a level which we believe is supportive of credit markets. Furthermore, inflation remains subdued. In Europe, the European Central Bank (ECB) began to taper its monthly purchases of securities under its quantitative easing program. It is generally expected that the ECB’s program will cease by the end of this year.

In February 2018, investors focused on President Trump’s trade tariffs. The broad consensus in financial markets is that trade barriers ultimately tend to be a “lose/lose” situation, increasing costs for companies and consumers and resulting in unintended consequences. The tariffs were targeted mainly at China, which reacted with a series of its own “tit for tat” trade measures. However, the rhetoric seemed to calm relatively quickly. Investors’ attention turned to Russian sanctions that caused volatility in Russian debt issuers, as Specially Designated Nationals (SDNs) were put on a sanctions list, precluding

U.S. and, by extension, western companies, from conducting business with them. Russian aluminum producer Rusal (which the Fund does not hold) was particularly hard-hit by the sanctions.

Fund performance review

The Fund returned 4.70% on a net asset value basis for the six-month period ended April 30, 2018.

During the reporting period, the Fund maintained significant exposure to the energy sector. Consequently, many of these positions benefited from the tailwind of a rally in the West Texas Intermediate (WTI) oil price, which rose 26% over the period.

The main contributors to Fund performance for the reporting period included oil and gas exploration and production company EP Energy Corp., as its bonds rallied sharply due to an exchange offer on the bonds from the company and continued terming out3 of front-end maturities. Additionally, market transactions in the company’s acreage for oil and natural gas assets confirmed higher valuations and, therefore, improved recovery prospects for the bonds. The Fund’s holding in Seadrill LP bolstered relative performance as the offshore drilling services provider’s term loan gained ground after the company reached a refinancing agreement with lenders. We reduced the Fund’s position in Seadrill following the period of share-price strength. California Resources’ term loan and bonds continued to benefit from the company’s improved results and maturity schedule after a November 2017 refinancing that boosted liquidity, saw covenants4 relaxed somewhat, and also extended the company’s debt maturity profile. The bonds of luxury retailer Neiman Marcus rallied after the company posted better-than-expected results and following the appointment of a new CEO. Retailer JC Penney’s bonds gained ground after garnering better-than-expected results during the holiday shopping season in December 2017. Frontier Communications Corp.’s bonds performed well following the company’s launch of a consent solicitation5 to amend covenants in its bonds and loans and to permit additional debt in the structure, thereby allowing the refinancing of shorter maturities. Retail pharmacy chain operator Rite Aid concluded the sale of its assets to competitor Walgreens and then announced the sale of the balance of the business to supermarket chain operator

1          The performance of the global high-yield market is measured by the ICE Bank of America Merrill Lynch (BofA ML) Global High Yield Constrained Index, which tracks the performance of U.S. dollar-, Canadian dollar-, euro- and sterling-denominated, below-investment grade corporate debt publicly issued in the major domestic or eurobond markets.

2          The performance of the five-year U.S. Treasury is measured by the ICE BofA ML U.S. Treasury 5 Year Current Index. The performance of the U.S. investment grade sector is represented by the ICE BofA ML U.S. Corporate Master Index, which tracks the performance of U.S. dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market.

3          Term out is the transfer of debt within a company’s balance sheet.

4          A bond covenant is a legally binding term of agreement between a bond issuer and a bondholder.

5          A consent solicitation is the process by which a security’s issuer proposes changes to the material terms of the security agreement.

Aberdeen Income Credit Strategies Fund	3

Report of the Investment Adviser (unaudited) (continued)

Albertsons. Staples Inc.’s bonds rose after the office products retailer recorded positive quarterly results. Additionally, investors took a favorable view of the company’s appointment of a new chief executive officer, J. Alexander Douglas, who formerly served as North American president for The Coca-Cola Company.

Finally, the Fund’s holding in Valeant Pharmaceuticals International Inc. also bolstered performance as the company saw improved results, divestments and continued terming out of front-end maturities.

Conversely, the Fund’s holding in Sable Permian weighed on performance for the quarter, as the oil and gas exploration and production company’s poor drilling performance continued and a restructuring of its debt looms. Independent power producer Talen Energy’s bonds lost ground after the private equity owner announced a large dividend. Bonds of packaging company Kloeckner and telecom operator Digicel Group declined after the companies reported weaker-than-expected results.

Aberdeen Asset Managers Limited and Aberdeen Asset Management Inc. assumed responsibility for the management of the Aberdeen Income Credit Strategies Fund as investment adviser and sub-adviser, respectively, on December 1, 2017. Portfolio activity was higher than it typically has been in the past as we took several actions in an effort to increase both the Fund’s yield and total return.

We exited the Fund’s 6% allocation to high-yield exchange-traded funds (ETFs) and reinvested the process of the sale and the Fund’s initial 4% cash balance into the higher income-producing assets.

At the beginning of the reporting period, all of the Fund’s credit holdings were U.S. dollar-denominated. At the end of the reporting period on April 30, 2018, the currency distribution for the Fund’s credit holdings comprised 17% euro, 15% sterling and the balance of 68% in U.S. dollars.

Over the past six months, the continued interest-rate hikes from the Fed have led to a significant decrease in the costs of hedging6 non-U.S. dollar exposures. We have continued to take advantage of this phenomenon for two principal reasons. First, we expect the differential between U.S. and European interest rates to continue to grow as the Fed seeks to normalize interest rates, while we think that the European

Central Bank (ECB) is likely to be on hold for at least another year. Secondly, we believe that European credit swapped into dollars offers an attractive source of income and diversification for the Fund.

On December 31, 2017, the weighted average cash price7 of the Fund’s assets was 93.4. At the end of the reporting period on April 30, 2018, the weighted average cash price was slightly higher at 95.7.

Outlook

The average spread on the ICE BofA ML U.S. High Yield Master II Index8 ended the period at 346 bps, which is just 20 bps wider than the post-global financial crisis lows reached in January this year. As of the end of the reporting period on April 30, 2018, credit spreads had absorbed more than one-third of the rise in Treasury yields since September 2017. We do not believe that credit spreads have the capacity to continue to absorb further interest-rate hikes from the Federal Reserve and expect the correlation between Treasuries and spreads to increase from here. Current credit spread levels reflect low default rates, which are generally expected to continue, supported by decent economic growth and subdued inflation. Should higher inflation expectations force the Fed to move more aggressively than the market currently anticipates, this could pressure equities and, to some extent, high-yield securities. The credit cycle is mature and, while the individual and corporate tax cuts implemented in early 2018 may provide a small boost to U.S. gross domestic product, we believe that this may be offset by Fed interest-rate hikes. The current consensus market opinion suggests that the tax cuts favor higher-rated (i.e., less indebted) companies and impose a negative impact on the lower-rated part of high-yield markets. However, each company will have its own reaction function9 and the extent to which they may have tax losses, accelerated depreciation of assets or other mitigating actions will not become apparent for some time. While valuations in the global high-yield market appear to be full, we believe that they reflect a strong environment for credit.

All indices are hedged to U.S. dollars.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

6          Hedging reduces the risk of an investment, or protects an existing position, by using derivative investments to cover adverse market movements.

7          A fund’s weighted average cash price is calculated by weighting the price of each bond by its relative size in the portfolio. The statistic is used to determine whether the fund favors bonds selling at prices above or below face value (at a premium or discount).

8          The ICE BofA ML U.S. High Yield Master II Index tracks the performance of U.S. dollar-denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market.

9          The reaction function indicates the relationship between the output of one firm versus that of a competitor.

4	Aberdeen Income Credit Strategies Fund

Report of the Investment Adviser (unaudited) (concluded)

Loan Facility and the Use of Leverage

During the period, the Fund’s use of leverage increased from 29.4% to 29.5% as a percentage of managed assets and the leverage amount of $83,000,000 remained unchanged during the period. The Fund utilizes leverage to seek to increase the yield for its shareholders. The amounts borrowed from the Fund’s loan facility may be invested to seek to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. The loan facility has a term of one year and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the Investment Company Act of 1940. The covenants or guidelines could impede the Investment Adviser or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain net assets of no less than $67,501,648.

Prices and availability of leverage are volatile in the current market environment. The Board regularly reviews the use of leverage by the Fund and may explore other forms of leverage.

Aberdeen Asset Managers Limited

Aberdeen Income Credit Strategies Fund	5

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance for the six-month, 1-year, 3-year, 5-year and since inception periods as of April 30, 2018.

	6 Months	1 Year	3 Years	5 Years	Since Inception (January 27, 2011)
Net Asset Value (NAV)	4.7%	9.2%	8.2%	5.6%	6.8%
Market Value	0.1%	8.8%	7.7%	5.0%	4.9%

The performance above reflects fee waivers and/or expense reimbursements made by the Funds’ current and/or former investment adviser. Absent such waivers and/or reimbursements, the Fund’s returns would be lower. See Note 3 in the Notes to Financial Statements.

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. The Fund’s total return is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenacp.com or by calling 800-522-5465.

The total annualized operating expense ratio, excluding fee waivers, based on the six-month period ended April 30, 2018 was 3.45%. The total annualized operating expense ratio, net of fee waivers, based on the six-month period ended April 30, 2018 was 3.36%. The annualized net operating expense ratio, excluding interest expense, commitment fee and loan servicing fees and net of fee waivers, based on the six-month period ended April 30, 2018 was 2.29%

6	Aberdeen Income Credit Strategies Fund

Portfolio Composition (unaudited)

Quality of Investments(1)

The Fund did not hold any securities that were rated between AAA/Aaa and BBB/Baa as of the reporting period. The table below shows the asset quality of the Fund’s portfolio as of April 30, 2018:

Date	BB/Ba** %	B** %	CCC** %	CC** %	D** %	NR*** %
April 30, 2018*	0	37	52	6	0	5

*                   Unaudited

**              Below investment grade

***         Not Rated

(1)                For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either Standard & Poor’s or Moody’s, if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. The Investment Manager evaluates the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.

Geographic Composition

The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of April 30, 2018:

Date	United Kingdom %	United States %	Europe %	Asia %	Africa %	Caribbean %	Middle East %
April 30, 2018*	17	51	27	1	1	2	1

*	Unaudited

Maturity Composition

As of April 30, 2018, the average maturity of the Fund’s total investments was 4.6 years. The table below shows the maturity composition of the Fund’s investments as of April 30, 2018:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2018*	22	41	37	0

*	Unaudited

Aberdeen Income Credit Strategies Fund	7

Portfolio Composition (unaudited) (concluded)

Industry*

The following table summarizes the composition of the Fund’s portfolio, expressed as a percentage of market value. The industries listed below may include more than one industry group. As of April 30, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group.

*	Compositions are subject to change. Figures may not appear to sum due to rounding.

8	Aberdeen Income Credit Strategies Fund

Portfolio of Investments (unaudited)

As of April 30, 2018

Principal Amount (000) or Shares		Description	Value (US$)
COMMON STOCK—0.0%
CANADA—0.0%
CAD	134	Connacher Oil & Gas Ltd., Zero Coupon,(a)(b)(i)	$–
		Total Common Stocks— –% (cost $4,002,997)	–
BANK LOANS—11.8%
CANADA—0.0%
USD	1,518	Southern Pacific Resource Corp., Zero Coupon, 03/31/2019(a)(b)(i)	–
FRANCE—0.3%
EUR	500	Financiere CEP, 8.50%, 12/15/2025(d)	593,233
NETHERLANDS—1.5%
USD	3,002	MediArena Acquisition B.V., 8.06%, 08/13/2021(d)	2,981,736
UNITED KINGDOM—5.2%
EUR	4,000	EG Finco Limited, Zero Coupon, 03/31/2026(d)(h)	4,810,271
USD	6,458	Seadrill Partners Finco LLC, 8.30%, 02/21/2021(d)	5,520,218
			10,330,489
UNITED STATES—4.8%
USD	8,330	California Resources Corporation, 12.27%, 12/31/2021(d)	9,350,425
USD	4,000	La Paloma Generating Co., LLC, Zero Coupon, 02/20/2020(a)(b)(i)	200,000
			9,550,425
		Total Bank Loans—11.8% (cost $26,158,178)	23,455,883
CORPORATE BONDS—123.2%
BELGIUM—2.8%
EUR	4,430	Nyrstar Netherlands Holdings BV, 6.88%, 03/15/2020(c)	5,487,955
FRANCE—2.8%
EUR	3,000	Constantin Investissement 3 SASU, 5.38%, 04/15/2020(c)	3,532,033
EUR	1,656	Newco GB SAS, 8.00%, 12/15/2019(c)	2,017,899
			5,549,932
GERMANY—2.8%
EUR	5,000	Senvion Holding GmbH, 3.88%, 05/01/2019(c)	5,514,444
JAMAICA—3.5%
USD	7,750	Digicel Group Ltd., 8.25%, 05/30/2018(c)	6,926,563
LUXEMBOURG—16.9%
USD	14,604	Altice Luxembourg SA, 7.75%, 05/31/2018(c)	13,946,820
GBP	4,000	Garfunkelux Holdco 2 SA, 11.00%, 11/01/2018(c)	5,795,904
EUR	701	Hercule Debtco Sarl, 6.75%, 02/15/2020(c)	850,676
USD	4,310	Intelsat Jackson Holdings SA, 9.75%, 07/15/2021(c)	4,229,188
EUR	1,400	Kleopatra Holdings 1 SCA, 8.50%, 07/15/2019(c)	1,392,664
EUR	2,776	Monitchem HoldCo 2 SA, 6.88%, 05/10/2018(c)	3,201,443
EUR	3,500	Unilabs Subholding AB, 5.75%, 05/15/2020(c)	4,183,872
			33,600,567

Aberdeen Income Credit Strategies Fund	9

Portfolio of Investments (unaudited) (continued)

As of April 30, 2018

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
RUSSIA—1.5%
USD	3,500	Credit Bank of Moscow Via CBOM Finance PLC, 7.50%, 10/05/2022(c)	$2,992,500
SPAIN—2.1%
EUR	3,500	Aldesa Financial Services SA, 7.25%, 05/10/2018(c)	4,230,107
SWEDEN—3.3%
USD	6,000	Perstorp Holding AB, 11.00%, 11/18/2018(c)	6,480,000
UNITED ARAB EMIRATES—0.9%
USD	1,675	Shelf Drilling Holdings Ltd., 8.25%, 02/15/2021(c)	1,700,125
UNITED KINGDOM—21.2%
EUR	4,000	Corral Petroleum Holdings AB, 11.75%, 05/15/2019(c)	5,171,860
GBP	6,000	CYBG PLC, 8.00%, 12/08/2022(c)(e)	8,582,344
USD	2,487	KCA Deutag UK Finance PLC, 9.63%, 04/01/2020(c)	2,561,610
GBP	1,500	Matalan Finance PLC, 6.75%, 01/31/2020(c)	1,912,235
GBP	5,300	Newday Bondco PLC, 7.38%, 02/01/2020(c)	6,930,244
GBP	675	Pinnacle Bidco PLC, 6.38%, 02/15/2021(c)	944,559
GBP	2,000	Pizzaexpress Financing 1 PLC, 8.63%, 08/01/2018(c)	2,312,885
GBP	3,000	Pizzaexpress Financing 2 PLC, 6.63%, 05/10/2018(c)	3,869,790
GBP	2,500	Shop Direct Funding PLC, 7.75%, 11/15/2019(c)	2,936,069
GBP	4,900	Voyage Care BondCo PLC, 10.00%, 11/01/2019(c)	6,742,994
			41,964,590
UNITED STATES—63.7%
USD	5,500	BMC Software Finance, Inc., 8.13%, 05/31/2018(c)	5,486,250
USD	6,009	California Resources Corp., 8.00%, 12/15/2018(c)	5,167,740
USD	3,800	Cincinnati Bell, Inc., 7.00%, 09/15/2019(c)	3,486,120
USD	3,500	Clear Channel Worldwide Holdings, Inc., 7.63%, 05/31/2018	3,508,750
USD	4,341	Denbury Resources, Inc., 9.00%, 12/15/2018(c)	4,536,345
USD	1,966	EP Energy LLC / Everest Acquisition Finance, Inc., 6.38%, 06/15/2018	1,041,980
USD	11,692	EP Energy LLC / Everest Acquisition Finance, Inc., 9.38%, 05/31/2018	11,107,314
USD	6,481	Frontier Communications Corp., 10.50%, 06/15/2022	5,701,336
USD	5,500	Hardwoods Acquisition, Inc., 7.50%, 05/31/2018(c)	5,032,500
USD	8,336	Hexion, Inc., 10.00%, 05/31/2018	8,231,800
USD	4,112	Hexion, Inc., 10.38%, 02/01/2019(c)	3,998,920
USD	1,937	Hexion, Inc. / Hexion Nova Scotia Finance ULC, 9.00%, 05/31/2018	1,510,860
USD	5,092	Men’s Wearhouse, Inc., 7.00%, 05/31/2018	5,225,665
USD	1,375	Moss Creek Resources Holdings, Inc., 7.50%, 01/15/2021(c)	1,381,875
USD	6,457	Neiman Marcus Group Ltd., LLC, 8.00%, 05/31/2018(c)	4,358,475
USD	1,730	Radiate Holdco LLC / Radiate Finance, Inc., 6.63%, 02/15/2020(c)	1,604,575
USD	6,092	Rite Aid Corp., 7.70%, 02/15/2027	5,315,270
USD	10,860	Sable Permian Resources Land LLC / AEPB Finance Corp., 7.13%, 05/31/2018(c)	8,036,400
USD	1,395	Sable Permian Resources Land LLC / AEPB Finance Corp., 7.38%, 05/31/2018(c)	1,018,350
USD	3,700	Sanchez Energy Corp., 6.13%, 07/15/2018	2,672,140
USD	1,211	Sprint Corp., 7.63%, 11/01/2025	1,276,091
USD	4,200	Staples, Inc., 8.50%, 09/15/2020(c)	3,927,000
EUR	3,600	Superior Industries International, Inc., 6.00%, 06/15/2020(c)	4,303,885
USD	5,988	Talen Energy Supply LLC, 9.50%, 07/15/2020(c)	5,703,570
USD	2,925	Talen Energy Supply LLC, 10.50%, 01/15/2022(c)	2,548,406

10	Aberdeen Income Credit Strategies Fund

Portfolio of Investments (unaudited) (continued)

As of April 30, 2018

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
UNITED STATES (continued)
USD	3,000	Tenet Healthcare Corp., 5.13%, 05/01/2020(c)	$ 2,917,500
USD	1,950	Transocean, Inc., 9.00%, 07/15/2020(c)	2,103,660
USD	6,658	Valeant Pharmaceuticals International, Inc., 5.88%, 05/31/2018(c)	6,117,038
USD	7,100	Valeant Pharmaceuticals International, Inc., 9.00%, 12/15/2021(c)	7,188,750
USD	2,000	Weatherford International LLC, 9.88%, 12/01/2024(c)	1,910,000
			126,418,565
ZAMBIA—1.7%
USD	3,644	First Quantum Minerals Ltd., 6.88%, 03/01/2021(c)	3,461,800
		Total Corporate Bonds—123.2% (cost $245,784,352)	244,327,148
Shares or Principal Amount			Value
SHORT-TERM INVESTMENT—0.5%
UNITED STATES—0.5%
USD	986	State Street Institutional U.S. Government Money Market Fund, Institutional Class, 1.28%(f)	985,886
		Total Short-Term Investment—0.5% (cost $985,886)	985,886
		Total Investments—135.5% (cost $276,931,413)(g)	268,768,917
		Liabilities in Excess of Other Assets—(35.5)%	(70,469,481)
		Net Assets—100.0%	$198,299,436

(a)	Non-Income Producing Security.
(b)	Security is illiquid.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2018.
(e)

Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.

(f)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2018.
(g)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
(h)	All or a portion of the security is unsettled as of April 30, 2018. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(i)	Level 3 security. This security was fair valued by the Fund’s pricing committee as approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.

CAD—Canadian Dollar

EUR—Euro Currency

EURIBOR—Euro Interbank Offered rate

GBP—British Pound Sterling

LIBOR—London Interbank Offered Rate

USD—U.S. Dollar

Amounts listed as “–” are $0 or round to $0.

Aberdeen Income Credit Strategies Fund	11

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2018

At April 30, 2018, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation
British Pound/United States Dollar
05/23/2018	Royal Bank of Canada	GBP 465,000	USD 639,836	$640,756	$920
				$640,756	$920

Sale Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation
United States Dollar/British Pound
05/23/2018	UBS	USD 43,065,966	GBP 30,214,500	$41,634,665	$1,431,301
United States Dollar/Euro
05/23/2018	UBS	USD 42,327,283	EUR 34,190,500	41,347,156	980,127
				$82,981,821	$2,411,428

*   Certain contracts with different trade dates and like characteristics have been shown net.

See Notes to Financial Statements.

12	Aberdeen Income Credit Strategies Fund

Statement of Assets and Liabilities (unaudited)

As of April 30, 2018

Assets
Investments, at value (cost $275,945,527)	$267,783,031
Short-term investments, at value (cost $985,886)	985,886
Foreign currency, at value (cost $742,062)	740,393
Receivable for investments sold	18,066,878
Interest and dividends receivable	6,638,788
Unrealized appreciation on forward foreign currency exchange contracts	2,412,348
Prepaid expenses	46,013
Total assets	296,673,337
Liabilities
Bank loan payable (Note 7)	83,000,000
Payable for investments purchased	14,711,901
Investment advisory fees payable (Note 3)	271,807
Interest payable on bank loan	154,386
Administration fees payable (Note 3)	41,170
Trustee fees	12,037
Other	182,600
Total liabilities	98,373,901

Net Assets	$198,299,436
Composition of Net Assets:
Common stock (par value $0.001 per share) (Note 5)	$ 13,074
Paid-in capital in excess of par	225,997,328
Accumulated net investment income	2,151,253
Accumulated net realized loss from investments and foreign currency transactions	(24,182,191)
Net unrealized (depreciation) on investments, forwards and translation of assets and liabilities denominated in foreign currencies	(5,680,028)
Net Assets	$198,299,436
Net asset value per share based on 13,074,072 shares issued and outstanding	$ 15.17

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Income Credit Strategies Fund	13

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2018

Net Investment Income
Income
Dividends and other Income	$ 146,771
Interest income	13,718,397
Total Investment Income	13,865,168
Expenses
Investment advisory fee (Note 3)	1,736,793
Administration fee (Note 3)	157,534
Legal fees and expenses	141,710
Trustee fees	65,723
Independent auditors’ fees and expenses	51,438
Insurance expense	40,897
Reports to shareholders and proxy solicitation	36,212
Custodian’s fees and expenses	29,692
Transfer agent’s fees and expenses	4,762
Miscellaneous	50,710
Total expenses excluding interest expense	2,315,471
Interest expense (Note 7)	1,055,680
Total operating expenses before reimbursed/waived expenses	3,371,151
Investment Adviser waiver	(80,961)
Net expenses	3,290,190

Net Investment Income	10,574,978
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	4,060,302
Securities sold short	524,211
Forward foreign currency exchange contracts	(1,519,684)
Foreign currency transactions	54,242
3,119,071
Net change in unrealized appreciation/(depreciation) on:
Investment transactions	(7,315,956)
Securities sold short	(545,109)
Forward foreign currency exchange rate contracts	2,412,348
Foreign currency translation	92,922
(5,355,795)
Net (loss) from investments and foreign currency transactions	(2,236,724)
Net Increase in Net Assets Resulting from Operations	$ 8,338,254

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

14	Aberdeen Income Credit Strategies Fund

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2018 (unaudited)	For the Year Ended October 31, 2017
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$ 10,574,978	$ 19,433,386
Net realized gain/(loss) from investments, forward foreign currency exchange contracts and foreign currency transactions	3,119,071	(8,224,553)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, forward foreign currency exchange contracts and forward currency transactions	(5,355,795)	15,669,134
Net increase in net assets resulting from operations	8,338,254	26,877,967
Distributions to Shareholders from:
Net investment income	(9,413,332)	(18,826,664)
Net decrease in net assets from distributions	(9,413,332)	(18,826,664)
Change in net assets resulting from operations	(1,075,078)	8,051,303
Net Assets:
Beginning of period	199,374,514	191,323,211
End of period (including accumulated net investment income of $2,151,253 and $989,607, respectively)	$198,299,436	$199,374,514

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Income Credit Strategies Fund	15

Statement of Cash Flows (unaudited)

For the Six-Month Period Ended April 30, 2018

Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$ 8,338,254
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(157,644,513)
Investments sold and principal repayments	160,691,184
Increase in short-term investments, excluding foreign government securities	(985,886)
Net amortization/accretion of premium (discount)	(2,351,818)
Decrease in cash collateral held at broker	3,577,449
Increase in interest receivable	(1,767,067)
Net unrealized (appreciation) depreciation on open forward foreign currency translations	(2,412,348)
Increase in prepaid expenses	(22,561)
Increase in interest payable on bank loan	154,386
Decrease in accrued investment advisory fee	(26,873)
Decrease in accrued expenses	(90,140)
Payments for investments in securities sold short	(1,945,238)
Net realized loss from investments in securities sold short	(524,211)
Net change in unrealized (appreciation) depreciation from investments in securities sold short	545,109
Net change in unrealized appreciation from investments	7,315,956
Net change in unrealized depreciation from foreign currency translations	(92,922)
Net realized gain on investments in securities	(4,060,302)
Net cash provided by operating activities	8,698,459
Cash Flows from Financing Activities
Distributions paid to shareholders	(9,413,332)
Net cash used in financing activities	$ (9,413,332)
Net change in cash	(714,873)
Cash at beginning of period	1,455,266
Cash at end of period	$ 740,393
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings:	$ 1,055,680

See Notes to Financial Statements.

16	Aberdeen Income Credit Strategies Fund

Financial Highlights

	For the Six-Month Period Ended April 30, 2018		For the Fiscal Years Ended October 31,
	(unaudited)		2017	2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of period	$15.25		$14.63	$14.91	$18.04	$18.63	$18.46
Net investment income	0.81		1.49	1.46	1.48	1.57	1.56
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	(0.17)		0.57	(0.30)	(2.76)	(0.55)	1.02
Total from investment operations applicable to common shareholders	0.64		2.06	1.16	(1.28)	1.02	2.58
Distributions to common shareholders from:
Net investment income	(0.72)		(1.44)	(1.31)	(1.59)	(1.54)	(1.39)
Net realized gains	–		–	–	(0.26)	(0.07)	(0.05)
Tax return of capital	–		–	(0.13)	–	–	–
Total distributions	(0.72)		(1.44)	(1.44)	(1.85)	(1.61)	(1.44)
Capital Share Transactions:
Offering costs charged to paid-in-capital	–		–	–	–	–	(0.04)
Dilutive effect of rights offer	–		–	–	–	–	(0.93)
Total capital share transactions	–		–	–	–	–	(0.97)
Net asset value per common share, end of period	$15.17		$15.25	$14.63	$14.91	$18.04	$18.63
Market value, end of period	$13.91		$14.62	$12.60	$13.09	$16.35	$17.20

Total Investment Return Based on(b):
Market value	0.14%		28.39%	8.75%	(9.29% )	4.24%	2.23% (c)
Net asset value	4.70%		15.34%	10.86%	(6.36% )	6.19%	9.29% (c)

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$198,299		$199,375	$191,323	$194,937	$235,813	$243,601
Average net assets applicable to common shareholders (000 omitted)	$197,190		$198,723	$175,817	$213,105	$246,204	$209,407
Net operating expenses, net of fee waivers/recoupments	3.36%	(d)	3.15%	3.04%	2.86%	2.89%	2.70%
Net operating expenses, net of fee waivers/recoupment, excluding interest expense, commitment fee and loan servicing fees	2.29%	(d)(e)	2.26% (e)	2.33% (e)	2.32% (e)	2.27% (e)	2.27%
Net operating expenses, excluding fee waivers/recoupments	3.45%	(d)	3.13%	3.06%	2.80%	2.77%	2.64%
Net investment income	10.81%	(d)	9.78%	10.88%	9.07%	8.31%	8.40%
Portfolio turnover	65%		95%	95%	56%	48%	89%
Senior securities (loan facility) outstanding (000 omitted)	$83,000		$83,000	$83,000	$90,000	$100,000	$95,000
Asset coverage per $1,000 on revolving credit facility at period end(f)	$3,389		$3,402	$3,305	$3,166	$3,358	$3,564

(a) Based on average shares outstanding.

(b) Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect

Aberdeen Income Credit Strategies Fund	17

Financial Highlights (concluded)

any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c) Includes dilution (net of offering costs) of approximately $0.97 to NAV per share resulting from the Fund’s transferrable rights offering, which expired on May 17, 2013. In connection with such offering, the Fund issued 3,268,518 additional common shares at a subscription price per share below the then-current NAV per share of the Fund.

(d) Annualized.

(e) For the period ended April, 30, 2018, and years ended October 31, 2017, 2016, 2015 and 2014 the ratio of expenses to average net assets excludes dividend and interest expense on securities sold short, interest expense, commitment fee and loan servicing fees.

(f)  Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, for investment purposes by the amount of the Revolving Credit Facility.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

18	Aberdeen Income Credit Strategies Fund

Notes to Financial Statements (unaudited)

April 30, 2018

1. Organization

Aberdeen Income Credit Strategies Fund, formerly known as “Avenue Income Credit Strategies Fund” (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund is diversified for purposes of 1940 Act. Pursuant to guidance from the Securities and Exchange Commission, the Fund’s classification changed from a non-diversified fund to a diversified fund. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund commenced operations on January 27, 2011. Effective December 1, 2017, in conjunction with the acquisition by Aberdeen Asset Managers Limited of certain assets related to Avenue Capital Management II, L.P.’s (“Avenue”) management of the Fund, the Avenue Income Credit Strategies Fund was rebranded as the Aberdeen Income Credit Strategies Fund.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid quoted price on the valuation date provided by an independent pricing service provider approved by the Board of Trustees (the “Board”). Evaluated quotes provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institutional-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Senior Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institutional-size trading in similar groups of securities and other market data.

Derivative instruments are valued at fair value. Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and

Aberdeen Income Credit Strategies Fund	19

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

In the event that a security’s market quotations are not readily available or are deemed unreliable, the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.

The following is a summary of the inputs used as of April 30, 2018 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3		Total
Fixed Income Investments
Bank Loans	$–	$23,255,883	$200,000		$23,455,883
Corporate Bonds	–	244,327,148	–		244,327,148
Common Stock	–	–	–	(1)	–
Short-Term Investment	985,886	–	–		985,886
Total Investments	985,886	267,583,031	200,000		268,768,917
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	–	2,412,348	–		2,412,348
Total Other Financial Instruments	–	2,412,348	–		2,412,348
Total Assets	$985,886	$269,995,379	$200,000		$271,181,265

(1) Represents a security that is fair valued at zero pursuant to procedures approved by the Fund’s Board of Trustees.

Amounts listed as “–” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. During the period ended April 30, 2018, there were no transfers between Levels 1, 2 or 3. For the period ended April 30, 2018, there were no significant changes to the fair valuation methodologies. Level 3 investments held, at the beginning, during and at the end of the six-month period in relation to net assets were not significant (less than 0.11% of total net assets) and accordingly, a reconciliation of Level 3 assets for the six-month period ended April 30, 2018 is not presented. The valuation technique used at April 30, 2018 was a fair valuation as determined by the Fund’s Pricing Committee. The inputs utilized by the broker to value the investment were not available.

20	Aberdeen Income Credit Strategies Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

b. Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 PM Eastern Time).

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii) purchases and sales of investment securities, income and expenses – at the relevant rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the six-month period ended April 30, 2018, the Fund used forward contracts to hedge its currency exposure.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency

Aberdeen Income Credit Strategies Fund	21

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to such contract may default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of April 30, 2018 was:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$2,412,348	Unrealized depreciation on forward currency exchange contracts	–
Total		$2,412,348		$–

Amounts listed as “–” are $0 or round to $0.

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of April 30, 2018 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

	Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
	Assets				Liabilities
Forward foreign currency(2)
Royal Bank of Canada	$920	–	–	$920	–	–	–	–
UBS	2,411,428	–	–	2,411,428	–	–	–	–

(1)   In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

(2)   Includes financial instruments (swaps and forwards) which are not subject to a master netting arrangement across funds, or other another similar arrangement.

(3)   Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting arrangements with the same legal entity.

22	Aberdeen Income Credit Strategies Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2018 was:

Derivatives not accounted for as hedging instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Forward foreign exchange contracts (foreign exchange risk)	Realized/Unrealized Gain/(Loss) from Forward foreign exchange rate contracts	(1,519,684)	2,412,348
Total		$(1,519,684)	$2,412,348

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2018. The table below summarizes the weighted average values of derivatives holdings for the Fund during the six-month period ended April 30, 2018.

Derivative	Average Notional Value
Purchase Forward Foreign Currency Contracts	$942,355
Sale Forward Foreign Currency Contracts	53,787,759

The Fund values derivatives at fair value, as described in the results of operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

e. Bank Loans:

The Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participants. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

The Fund may also enter into, or acquire participation in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

f. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after

Aberdeen Income Credit Strategies Fund	23

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.

g. Distributions:

The Fund intends to make regular monthly distributions of net investment income to holders of Common Shares. The Fund expects to pay its Common Shareholders annually all or substantially all of its investment company taxable income. In addition, at least annually, the Fund intends to distribute all or substantially all of its net capital gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are ordinary income for tax purposes. Distributions to Common Shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.

h. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

i. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

j. Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash in segregated accounts for forward foreign currency contracts because it is designated as collateral.

k. Short Sales

The Fund may engage in short sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. At April 30, 2018 there were no short sales held by the Fund.

l. Unfunded Loan Commitments

The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Schedule of Investments. At April 30,

24	Aberdeen Income Credit Strategies Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

2018 the Fund held one outstanding unfunded loan commitment.

3. Agreements and Transactions with Affiliates

a. Investment Adviser:

Effective December 1, 2017, Aberdeen Asset Managers Limited (“AAML” or the “Investment Adviser”) serves as investment adviser to the Fund and Aberdeen Asset Management Inc. (“AAMI” or the “Sub-Adviser”) serves as the sub-advisor, pursuant to an advisory agreement and a sub-advisory agreement, respectively. The Investment Adviser and the Sub-Adviser (collectively, the “Advisers”) are indirect wholly-owned subsidiaries of Standard Life Aberdeen plc.

For its services, AAML receives fees at an annual rate of: (i) 1.25% of the Fund’s average daily Managed Assets. Managed Assets is defined in the investment advisory agreement as total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage). For the semi-annual period ended April 30, 2018, AAML earned a gross advisory fee of $1,451,189.

Also, effective December 1, 2017, AAML entered into a written contract (the “Expense Limitation Agreement”) with the Fund that is effective through December 1, 2019. The Expense Limitation Agreement limits the Fund’s “Other Expenses”(excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) from exceeding 0.45% of the average daily assets of the Fund on an annualized basis. Through April 30, 2018, AAML waived and assumed a total of $80,961 of the Fund’s other expenses. AAML may request and receive reimbursement of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when AAML limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by AAML.

Prior to December 1, 2017, Avenue, an affiliate of Avenue Capital Group, was paid the same investment advisory fee as described above for AAML. For the semi-annual period ended April 30, 2018, Avenue earned a gross advisory fee of $285,604. Also, prior to December 1, 2017, the Fund had an expense limitation agreement with Avenue which limited the Fund’s other expenses from exceeding 0.50% of the average daily assets of the Fund on an annualized basis. For the semi-annual period ended April 30, 2018, Avenue did not waive any expenses.

b. Fund Administration:

Effective December 1, 2017, Aberdeen Asset Management Inc. (“AAMI”), is the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the semi-annual period ended April 30, 2018, AAMI earned $145,119 from the Fund for administration services.

Prior to December 1, 2017 State Street provided, or arranged for the provision of, certain administrative services for the Fund, including preparing certain reports and other documents required by federal and/or state laws and regulations. State Street also provided legal administration services, including corporate secretarial services and preparing regulatory filings. For administration related services, State Street received an annual fee, plus certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2018, were $171,031,552 and $176,044,729, respectively.

5. Capital

The Fund is authorized to issue an unlimited number of common shares of beneficial interest at par value $0.001 per common share. As of April 30, 2018, there were 13,074,072 shares of common stock issued and outstanding.

6. Open Market Repurchase Program

On March 17, 2011, the Board approved a share repurchase program for the Fund. Under the repurchase program, the Fund is authorized to make open market purchases of its Common Shares as a measure to reduce any discount from net asset value in the market price of the Common Shares. The program authorizes the Fund to repurchase up to 10% of its outstanding Common Shares in any calendar year. The Fund is not required to make any such repurchases and there can be no assurances that it will. There also can be no assurances that any such repurchases would have the effect of reducing any discount from net asset value in the market price of the Common Shares. The Fund’s ability to make repurchases will also be subject to regulatory requirements and to the Fund’s ability to liquidate portfolio investments to raise cash for such repurchases. For the six-months

Aberdeen Income Credit Strategies Fund	25

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

ended April 30, 2018 and the fiscal year ended October 31, 2017, the Fund did not make any share repurchases.

7. Revolving Credit Facility

On December 1, 2017, the Fund renewed a senior secured revolving credit facility agreement (the “Credit Agreement”) with the Bank of Nova Scotia that allows it to borrow up to $100,000,000, and to use the borrowings to make additional investments in the ordinary course of the Fund’s business, make dividends and distributions, and for general business purposes of the Fund. For the six-months ended April 30, 2018, the balance of the loan outstanding was $83,000,000, and the average interest rate on the loan facility was 2.51%. The average balance for the six-months ended April 30, 2018 was $83,000,000. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.

The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. The loan facility has a term of one year and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the Investment Company Act of 1940. The covenants or guidelines could impede the Advisers or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain net assets of no less than $67,501,648.

8. Portfolio Investment Risks

a. Bank Loan Risk

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns.

b. Credit and Market Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

c. High-Yield Bonds and Other Lower-Rated Securities Risk

The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

26	Aberdeen Income Credit Strategies Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

d. Interest Rate Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund may be subject to a greater risk of rising interest rates due to current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

e. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Investment Advisers are unsuccessful.

f. Risks of Short Sales

The Fund may engage in short sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it received from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. In addition, engaging in short selling may limit the Fund’s ability to fully benefit from increases in the fixed income markets.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized depreciation as of April 30, 2018 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$276,931,413	$11,138,539	$(16,888,687)	$(5,750,148)

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no

Aberdeen Income Credit Strategies Fund	27

Notes to Financial Statements (unaudited) (concluded)

April 30, 2018

disclosures and/or adjustments were required to the financial statements as of April 30, 2018 other than described below.

On May 9 and June 11, 2018, the Fund announced that it will pay on May 31 and June 29, 2018 a distribution of $0.12 per share to all shareholders of record as of May 23 and June 21, 2018, respectively.

28	Aberdeen Income Credit Strategies Fund

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Thursday, May 10, 2018 at 1735 Market Street, 32nd Floor, Philadelphia, PA. The description of the proposals and number of shares voted at the meeting were as follows:

1. To elect one trustee to serve as Class I Trustee for a three-year term or until his successor is duly elected and qualify:

	Votes For	Votes Withheld
John Sievwright	11,507,897	325,828

Trustees whose term of office continued beyond the Meeting are as follows: Nisha Kumar, P. Gerald Malone and Randolph Takian.

Aberdeen Income Credit Strategies Fund	29

Summary of Dividend Reinvestment Plan (unaudited)

The Fund offers a Dividend Reinvestment Plan (the “Plan”) pursuant to which distributions of dividends and all capital gains on Common Shares are automatically reinvested in additional Common Shares, unless a Common Shareholder specifically elects to receive cash by providing the required notice to the Plan Agent. Common Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the Plan.

State Street Bank and Trust Company, as plan agent (the “Plan Agent”), serves as agent for the Common Shareholders of the Fund in administering the Plan. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate.

If the Fund declares an income dividend or a realized capital gains distribution payable either in the Fund’s shares or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive shares. If the market price per share (plus expected commissions) on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value unless the net asset value is less than 95% of the market price on the valuation date, in which case, shares will be issued at 95% of the market price. With respect to Common Shares credited to a participant’s account at a price below the current market price, all or a portion of the amount of the discount from such market price may be taxable to the participant as ordinary income. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund’s shares are then listed, the next preceding trading day. If the net asset value per share exceeds the market price per share (plus expected commissions) at such time, the Plan Agent’s broker will buy the Fund’s shares in the open market, or elsewhere, with the cash in respect of the dividend or distribution, for the participants’ account on, or shortly after, the payment date. For purposes of such purchases, the Plan Agent may use an affiliated or unaffiliated broker.

In the event of a market discount on the dividend or distribution payment date, the Plan Agent’s broker will have up to 30 days after such payment date to invest the dividend or distribution amount in Common Shares acquired in open-market purchases. If, before the Plan Agent’s broker has completed its open-market purchases, the market price of a Common Share (plus expected commissions) exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent’s broker may exceed the net asset value of the Fund’s Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the payment date. Therefore, the Plan provides that if the Plan Agent’s broker is unable to invest the full dividend or distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent’s broker will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued Common Shares.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan.

The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder’s name and held for the account of beneficial owners who participate in the Plan. A shareholder who holds his shares through a broker or other nominee will only be eligible to participate in the Plan if it is permitted by such broker or nominee. Such shareholders will not necessarily participate automatically in the Plan, and must contact their broker or nominee for more information.

There will be no brokerage charges to Common Shareholders with respect to Common Shares issued directly by the Fund as a result of dividends or distributions payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions.

Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan. If the market price (plus commissions) of the Fund’s Common Shares is above their net asset value, participants in the Plan will receive Common Shares of the Fund at less than they could otherwise purchase them and will have Common Shares with a cash value greater than the value of any cash distribution they would have received on their Common Shares. If the market price plus commissions is below the net asset value, participants will receive distributions in Common Shares with a net asset value greater than the per Common Share value of any cash distribution they would have received on their Common

30	Aberdeen Income Credit Strategies Fund

Summary of Dividend Reinvestment Plan (unaudited) (concluded)

Shares. However, there may be insufficient Common Shares available in the market to make distributions in Common Shares at prices below the net asset value. Also, since the Fund does not redeem its Common Shares, the price on resale may be more or less than the net asset value.

The automatic reinvestment of dividends and distributions does not relieve participants of any income tax that may be payable on such dividends and distributions.

You may obtain additional information about the Plan by calling (877) 525-7330 or by writing to the Plan Agent at State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111.

Common Shareholders may terminate their participation in the Plan at any time by calling (877) 525-7330 or by writing to the Plan Agent at the address listed above. Such termination will be effective immediately if the participant’s notice is received and processed by the Plan Agent not less than three business days prior to any dividend or distribution payment date; otherwise such termination will be effective the first trading day after the payment for such dividend or distribution with respect to any subsequent dividend or distribution. Common Shareholders of the Fund may again elect to participate in the Plan at any time by calling (877) 525-7330 or by writing to the Plan Agent at the address listed above.

The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination described in the paragraph, shares will be held by the Plan Agent in non-certificated form in the name of the participant. If a participant elects by notice to the Plan Agent in writing or by telephone (as described above) in advance of such termination to have the Plan Agent sell part or all of the participant’s Common Shares and to remit the proceeds to the participant, the Plan Agent is authorized to deduct brokerage commissions for such transaction from the proceeds. To sell such shares, the Plan Agent may use an affiliated or unaffiliated broker.

Upon 90 days’ notice to Plan participants, the Fund and the Plan Agent reserve the right to amend or supplement the terms and conditions of the Plan.

Aberdeen Income Credit Strategies Fund	31

Corporate Information

Trustees

P. Gerald Malone, Chairman

Nisha Kumar

John Sievwright

Randolph Takian

Officers

Christian Pittard, President

Joseph Andolina, Chief Compliance Officer and Vice President, Compliance

Jeffrey Cotton, Vice President, Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Chief Financial Officer

Alan Goodson, Vice President

Bev Hendry, Vice President

Steven Logan, Vice President

Ben Pakenham, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Adviser

Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Investment Sub-Adviser

Aberdeen Asset Management Inc.
1735 Market Street,
32nd Floor
Philadelphia, PA 19103

Administrator

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Custodian and Transfer Agent

State Street Bank and Trust Company
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Ave
New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
1-800-522-5465
InvestorRelations@aberdeenstandard.com

Aberdeen Asset Managers Limited

The accompanying Financial Statements as of April 30, 2018, were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Income Credit Strategies Fund are traded on the NYSE under the symbol “ACP”. Information about the Fund’s net asset value and market price is available at www.aberdeenacp.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Income Credit Strategies Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the Fund. The net asset value (NAV) is the value of an entity’s assets less the value of its liabilities. The market price is the current price at which an asset can be bought or sold. There is no assurance that the Fund will achieve its investment objective. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Diversification does not ensure a profit or protect against a loss in a declining market.

Aberdeen Standard Investments is a brand of the investment businesses of Aberdeen Asset Management and Standard Life Investments.

ACP Semi-Annual

Item 2 —     Code of Ethics.

(a)         This item is inapplicable to semi-annual report on Form N-CSR.

Item 3 —     Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4 —     Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5 —    Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6 —    Investments.

(a)                        Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)                        Not applicable.

Item 7 —     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8 -              Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable to semi-annual report on Form N-CSR.

(b)  There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9 —     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs (1)
November 1, 2017 through November 30, 2017	0	$0.00	0	1,307,407
December 1, 2017 through December 31, 2017	0	$0.00	0	1,307,407
January 1, 2018 through January 31, 2018	0	$0.00	0	1,307,407
February 1, 2018 through February 28, 2018	0	$0.00	0	1,307,407
March 1, 2018 through March 31, 2018	0	$0.00	0	1,307,407
April 1, 2018 through April 30, 2018	0	$0.00	0	1,307,407
Total	0	$0.00	0	—

(1) The Registrant’s share repurchase program was authorized by the Board of Trustees on March 17, 2011. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.001 per share, on the open market during any calendar year.

Item 10 — Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2018, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 — Controls and Procedures.

(a)               The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)               There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 — Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)                  Not applicable.

(b)                                 Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Income Credit Strategies Fund

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Income Credit Strategies Fund

Date:	July 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Income Credit Strategies Fund

Date:	July 2, 2018

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Income Credit Strategies Fund

Date:	July 2, 2018

EXHIBIT LIST

12(a)(2) — Rule 30a-2(a) Certifications

12(b) — Rule 30a-2(b) Certifications